Dreyfus
Municipal Money
Market Fund, Inc.

ANNUAL REPORT
May 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                              Dreyfus Municipal
                                                        Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Municipal Money Market Fund, Inc., covering the 12-month period from June 1, 2000 through May 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

While the past year has been difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth by reducing borrowing costs for corporations and consumers. Passage of a $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth later this year.

The implications of this economic scenario may be positive for the tax-exempt money markets, which may produce higher yields if the economy gains momentum. Even in the recent low interest-rate environment, money markets served investors well by effectively sheltering assets from the volatility that roiled the stock and high yield bond markets when economic conditions deteriorated earlier this year.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2001




DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus Municipal Money Market Fund, Inc. perform during the period?

For the 12-month period ended May 31, 2001, the fund produced a 3.40% yield. Taking into account the effects of compounding, the fund provided an effective yield of 3.45% during the same period.(1 )

We attribute the fund' s performance primarily to our ability to capture high then current yields for as long as we deemed practical while interest rates declined.

What is the fund's investment approach?

The fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In so doing, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from issuers throughout the United States and its territories. Second, we actively manage the portfolio's average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace and interest-rate trends.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are generally issued with maturities in the one-year range may in turn lengthen the portfolio's average maturity. If we anticipate limited new-issue supply, we may then look to extend the portfolio's average maturity to maintain then current yields for as long as we believe practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented an important driver of the fund's performance. Halfway through the 12-month reporting period, signs of economic deterioration began to emerge, causing tax-exempt yields to decline modestly. However, the Federal Reserve Board did not take steps to stimulate economic growth until 2001, when it reduced short-term interest rates by 250 basis points in five separate moves. In this declining interest-rate environment, yields on one-year tax-exempt notes declined accordingly. In order to lock in then current yields in 2000 for as long as we deemed practical, we generally maintained a slightly longer weighted average maturity throughout 2000.

In addition, the fund and tax-exempt money markets were influenced by seasonal supply-and-demand factors. For example, tax-exempt money market funds lost approximately 10% of their assets during the spring of 2001 as investors redeemed shares for income tax payments. This seasonal falloff of demand typically causes tax-exempt yields to rise. We reduced the fund's weighted average maturity in the neutral range in early 2001 in an effort to give us flexibility to capture those temporary higher yields. When tax-related redemptions ceased, we again extended the fund's weighted average maturity to obtain then current yields as short-term interest rates continued to decline.

From a security selection perspective, we continued to rely on variable-rate demand notes (" VRDNs" ) on which yields are reset either daily or weekly and provide the fund with liquidity. At times during the period, VRDNs offered higher yields than one-year fixed-rate notes. In addition, we maintained a "laddered" portfolio of tax-exempt commercial paper and municipal notes in which securities mature at predetermined intervals. This strategy generally enhances our ability to lengthen or shorten the fund's weighted average maturity in anticipation of near-term technical factors in the marketplace.


What is the fund's current strategy?

Over the near term, we expect the tax-exempt money market to be influenced, in part, by changes in the balance between the supply of tax-exempt money market instruments and investor demand for those securities. As the economy deteriorated during the period, demand for tax-exempt money market instruments intensified from individuals seeking an investment alternative to a volatile stock market. At the same time, states and municipalities came to the market with only slightly more short-term debt than during the same period one year earlier.

We currently expect demand for tax-exempt money market instruments to increase in July as a substantial number of securities mature. Should investors attempt to reinvest this money in tax-exempt money market instruments, we think that tax-exempt money market yields are likely to decline temporarily while demand outpaces supply. In such an event, we will look to maintain a relatively longer weighted average maturity as we deem appropriate. Of course, markets, strategy
and    portfolio    composition    can    change    at    any    time.

June 15, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                        The Fund


STATEMENT OF INVESTMENTS

May 31, 2001

                                                                                              Principal
TAX EXEMPT INVESTMENTS--99.2%                                                                 Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARIZONA--1.5%

Apache County Industrial Development Authority, IDR, VRDN

  (Tucson Electric Power/Springerville Project)

   3% (LOC; The Bank of New York)                                                            13,700,000  (a)          13,700,000

CALIFORNIA--2.9%

California Higher Education Loan Authority Inc.,
   Student Loan Revenue, Refunding 4.40%, 6/1/2001
   (LOC; National Westminster Bank)                                                          12,700,000               12,700,000

Student Education Loan Marketing Corporation
   Student Loan Revenue, Refunding, VRDN

   3% (LOC; State Street Bank and Trust Co.)                                                 14,000,000  (a)          14,000,000

COLORADO--2.0%

Denver City and County, Airport Revenue, Refunding, VRDN

   3% (Insured; MBIA and LOC; Bank One Corp.)                                                10,000,000  (a)          10,000,000

Mountain Village Housing Authority
   Housing Facilities Revenue, Refunding, VRDN
   (Village Court Apartments Project)

   3.18% (LOC; U.S. Bank NA)                                                                  8,165,000  (a)           8,165,000

DELAWARE--4.1%

Delaware Economic Development Authority, VRDN:

  IDR (Delaware Clean Power Project)

      3.15% (LOC; Motiva Enterprises LLC)                                                    30,000,000  (a)          30,000,000

   MFHR (School House Project)

      3% (LOC; HSBC Bank USA)                                                                 7,800,000  (a)           7,800,000

DISTRICT OF COLUMBIA--1.2%

District of Columbia Housing Finance Agency, SFMR:

   4.60%, 7/23/2001                                                                           6,000,000                6,000,000

   3.50%, 3/25/2002 (LOC; AIG Funding Inc.)                                                   5,000,000                5,000,000

FLORIDA--4.6%

Greater Orlando Aviation Authority
   Airport Facilities Revenue, CP 3%, 7/25/2001
   (Liquidity Facility; Morgan Guaranty Trust Co.)                                           11,000,000               11,000,000

Highlands County Health Facilities Authority, Revenues, VRDN

  (Adventist/Sunbelt Health System):

      3% (LOC; SunTrust Bank)                                                                 8,390,000  (a)           8,390,000

      3.02% (LOC: Bank One Corp. and
         Capital Market Assurance Corp.)                                                      9,500,000  (a)           9,500,000

Pinellas County Housing Finance Authority, SFHR

  Multi-County Program

   3.25%, 10/1/2001 (LOC; Trinity Funding Corp.)                                              7,500,000                7,500,000

Sunshine State Governmental Financing Commission
   Revenue, CP 3.30%, 9/12/2001
   (Liquidity Facility; Toronto Dominion Bank)                                                6,000,000                6,000,000



                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

GEORGIA--6.0%

Dekalb County Housing Authority, MFHR, VRDN

  (Forest Columbia Apartments Project)

   3.10% (LOC; First Tennessee Bank)                                                          8,500,000  (a)           8,500,000

Gwinnett County Development Authority, IDR, VRDN

  (Suzanna's Kitchen Inc. Project)

   3.10% (LOC; Wachovia Bank)                                                                 7,000,000  (a)           7,000,000

Gwinnett County School District
   Construction Sales Tax Revenue, TAN

   4.25%, 12/28/2001                                                                          9,000,000                9,059,792

Richmond County Development Authority, SWDR, VRDN

  (Federal Paper Board Company Inc. Project)

   3.10% (LOC; Wachovia Bank)                                                                 9,000,000  (a)           9,000,000

Rockdale County Water and Sewer Authority, LR

   4.75%, 7/1/2001 (Insured; MBIA)                                                            5,000,000                5,002,609

Savannah Economic Development Authority
   Exempt Facility Revenue,

   VRDN (Home Depot Project) 3.15%                                                           17,000,000  (a)          17,000,000

IDAHO--1.1%

Boise City Housing Authority, Revenue, BAN

   (Civic Plaza Project) 4.70%, 10/1/2001 (Insured; FGIC)                                    10,000,000               10,000,000

ILLINOIS--9.4%

City of Chicago:

  Sales Tax Revenue, VRDN

      (Merlots) 3.11% (Insured; FGIC and
      LOC; First Union Bank)                                                                 10,000,000  (a)          10,000,000

   SFMR
      3.25%, 3/1/2002 (LOC; Trinity Funding Corp.)                                            5,000,000                5,000,000

City of Chicago Gas Supply, Industrial Revenue, VRDN

   (Peoples Gas Light and Coke Co.) 3.15%                                                     6,000,000  (a)           6,000,000

Glendale Heights, MFHR, Refunding, VRDN

   (Glendale Lakes Project) 2.95% (LOC; FHLM)                                                10,000,000  (a)          10,000,000

Illinois Development Finance Authority
   PCR, VRDN (Illinois Power Co.):

      3.30%, Series B (LOC; Morgan Guaranty Trust Co.)                                       10,000,000  (a)          10,000,000

      3.30%, Series C (LOC; Morgan Guaranty Trust Co.)                                       21,800,000  (a)          21,800,000

Illinois Health Facilities Authority, Revenues, CP

   (Evanston Northwestern Corp.) 2.90%, 5/31/2002                                            10,000,000               10,000,000

Lombard, MFHR, Refunding, VRDN

   (Clover Creek Apartments Project) 3.02% (LOC; FNMA)                                       10,055,000  (a)          10,055,000

University of Illinois, Revenues, VRDN

   (Merlots) 3.11% (Insured; MBIA and LOC;
   First Union Bank)                                                                          3,500,000  (a)           3,500,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)              Value ($)
---------------------------------------------------------------------------------------------------------------------------------

IOWA--2.1%

Louisa County, PCR, Refunding, VRDN

   (Iowa-Illinois Gas and Electric Co.) 3.10%                                                19,500,000  (a)          19,500,000

KANSAS--2.2%

Kansas Development Finance Authority, MFHR
   Refunding, VRDN (Chesapeake Apartments Project)
   2.98% (LOC; Federal Home Loan Bank)                                                        5,500,000  (a)           5,500,000

Prairie Village, MFHR, Refunding, VRDN

   (Corinth Place Apartments Project)
   3.05% (LOC; Bank of America)                                                               4,500,000  (a)           4,500,000

Wichita, PCR, Refunding, VRDN

   (CIC Industries Inc. Project) 3.275%
   (LOC; The Bank of New York)                                                                5,000,000  (a)           5,000,000

Unified Government of Wyandotte County/Kansas City:

   GO Notes 4.07%, 2/1/2002                                                                   2,195,700                2,195,700

   Municipal Notes 3.20%, 5/1/2002                                                            3,257,000                3,257,000

KENTUCKY--5.4%

Henderson County, Revenue, VRDN

  (Kentucky Hospital Association Health Facilities)

   3.20% (LOC: Bank of America and BNP Paribas)                                              14,000,000  (a)          14,000,000

Kentucky Governmental Agencies, COP, TRAN

   5.30%, 6/29/2001 (LOC; Fifth Third Bank)                                                   5,000,000                5,002,936

Ohio County, PCR, VRDN (Big Rivers Electric Corp.)

   3% (Insured; AMBAC and LOC; Credit Suisse)                                                23,200,000  (a)          23,200,000

Somerset, Industrial Building Revenue
   VRDN (Wonderfuel LLC Project)

   3.18% (LOC; Bank of America)                                                               7,520,000  (a)           7,520,000

LOUISIANA--.3%

New Orleans Finance Authority, SFMR

   3.25%, 12/14/2001 (LOC; AIG Funding Inc.)                                                  3,000,000                3,000,000

MARYLAND--1.5%

Carroll County, Revenues, VRDN (Fairhaven and Copper)

   3.05% (BPA; Branch Banking and Trust and Insured;
   Asset Guaranty)                                                                            9,290,000  (a)           9,290,000

Maryland Community Development Administration

   Department of Housing and Community Development
   Revenue, RAN (Residential) 4.70%, 6/14/2001                                                4,000,000                4,000,000

MASSACHUSETTS--1.0%

Amesbury, GO Notes, BAN 3.75%, 3/15/2002             4,685,000  4,701,676

Bridgewater and Raynham Regional School District, GO Notes

   BAN 3.50%, 5/10/2002                                                                       3,995,000                4,010,280



                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                             Amount ($)             Value ($)
---------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--5.7%

Birmingham Economic Development Corporation
  LOR, VRDN (Brown Street Association Project)

   3.275% (LOC; Deutsche Bank)                                                                1,840,000  (a)           1,840,000

Detroit Downtown Development Authority
   Revenue, Refunding, VRDN (Millender Center Project)
   3% (LOC; HSBC Bank USA)                                                                    7,000,000  (a)           7,000,000

Lakes St. Clair Shores Drainage District, GO Notes

   3.40%, 11/1/2001 (Liquidity Facility; Comerica Bank)                                       5,000,000                5,000,000

Michigan Hospital Finance Authority, Revenues, VRDN:

  Hospital Equipment Loan Program:

      3.10%, Series B (LOC; Michigan National Bank)                                          14,500,000  (a)          14,500,000

      3.10%, Series B-3 (LOC; Michigan National Bank)                                        10,000,000  (a)          10,000,000

   Refunding (Trinity Health) 3%                                                              8,000,000  (a)           8,000,000

Michigan Housing Development Authority:

   LOR, Refunding, VRDN (Harbortown Limited Dividend)
      3.025% (LOC; Deutsche Bank)                                                             1,000,000  (a)           1,000,000

   SFMR 4.45%, 12/1/2001 (LOC; Trinity Funding Corp.)                                         5,250,000                5,250,000

MINNESOTA--.4%

Cloquet, Industrial Facilities Revenue, VRDN
  (Potlatch Corp. Projects)

   3.15% (LOC; Wachovia Bank)                                                                 4,000,000  (a)           4,000,000

MISSISSIPPI--.9%

Mississippi University Educational Building Corporation
  College and University Revenue,

  VRDN (Campus Improvement Project)

   3.05% (Insured; MBIA and LOC; AmSouth Bank)                                                8,500,000  (a)           8,500,000

MISSOURI-1.1%

Saint Charles County Industrial Development Authority
   Industrial Revenue, Refunding, VRDN (Country Club
   Apartments Project) 2.98% (LOC; LaSalle Bank)                                             10,000,000  (a)          10,000,000

MONTANA--1.1%

Montana Board Investment, RRR

   (Colstrip Project) 3.25%, 3/1/2002
   (LOC; Dexia Credit Locale de France)                                                      10,000,000               10,000,000

NEBRASKA--1.8%

Nebhelp Incorporated, College and University Revenue
   VRDN (Multiple Mode Student Loan) 3% (Insured; MBIA
   and LOC; Student Loan Marketing Association)                                              12,995,000  (a)          12,995,000

Nebraska Public Power District, Electric Power and
   Light Revenues 5%, 1/1/2002 (Insured; MBIA)                                                3,000,000                3,036,466

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
---------------------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE--.7%

New Hampshire Business Financing Authority, IDR, VRDN

   (Multi-Mode Keeney Manufacturing Co. Project)
   3.15% (LOC; Fleet Bank)                                                                    6,700,000  (a)           6,700,000

NEW MEXICO--.5%

New Mexico Mortgage Finance Authority, Revenue

   3.25%, 11/1/2001 (LOC; AIG Funding Inc.)                                                   5,000,000                5,000,000

NEW YORK--1.1%

Triborough Bridge and Tunnel Authority, Revenues, BAN

   5%, 1/17/2002                                                                             10,000,000               10,110,387

NORTH CAROLINA--.7%

Winston Salem, COP, VRDN
  (North Carolina Municipal Leasing Corp.)

   2.95% (LOC; Wachovia Bank)                                                                 6,000,000  (a)           6,000,000

OHIO--4.2%

Lorain County, Independent Living Facilities
   Revenues, VRDN (Elyria United Methodist Project)
   3.02% (LOC; Bank One Corp.)                                                                6,835,000  (a)           6,835,000

Ohio Housing Finance Agency, Mortgage Revenue
   (Residential) 4.35%, 8/30/2001                                                            14,000,000               14,000,000

Ohio Water Development Authority Facilities, PCR

   Refunding, VRDN (Philip Morris Co. Inc.) 3.10%                                            17,900,000  (a)          17,900,000

OKLAHOMA--.9%

Oklahoma Development Finance Authority, Revenue

   VRDN (Oklahoma Hospital Association) 3.20%
   (LOC: CDC Funding Corp. and Landesbank Hessen)                                             8,600,000  (a)           8,600,000

PENNSYLVANIA--9.5%

Allegheny County Industrial Development Authority
   Revenues, VRDN (Longwood at Oakmont) 3.05%
   (LOC; Dresdner Bank)                                                                       8,800,000  (a)           8,800,000

Clarion County Industrial Development Authority
   Health Facilities Revenue, CP (Piney Creek)
   3.95%, 6/4/2001 (LOC; Landesbank Hessen)                                                   5,000,000                5,000,000

Emmaus General Authority, Revenue, VRDN

   (Conewago School District) 3%
   (LOC; Bayerische Landesbank)                                                               7,000,000  (a)           7,000,000

Lancaster County Hospital Authority, Revenues, VRDN

  (Health Center Masconic Homes)

   2.95% ( Insured; AMBAC and LOC; PNC Bank)                                                 22,660,000  (a)          22,660,000



                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)              Value ($)
---------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Higher Education Assistance Agency
  Student Loan Revenue, VRDN:

      3% (Insured; AMBAC and LOC; Credit Suisse)                                             10,000,000  (a)          10,000,000

      3% (Insured; AMBAC and LOC; First Union Bank)                                          20,000,000  (a)          20,000,000

Quakertown General Authority, Revenues, VRDN

   Pooled Financing Program 2.95% (LOC; PNC Bank)                                             4,900,000  (a)           4,900,000

Temple University of the Commonwealth System of Higher Education, College and University Revenue

   4%, 5/8/2002                                                                               9,000,000                9,079,929

SOUTH CAROLINA--.8%

Educational Facilities Authority, Private Non Profit
   Institutions Higher Learning, College and University
   Revenue, VRDN (Presbyterian College)
   3% (LOC; Wachovia Bank)                                                                    7,130,000  (a)           7,130,000

TENNESSEE--6.3%

Blount County Public Building Authority, Revenue, VRDN

   (Local Government Public Improvement)
   3.15% (Insured; AMBAC and LOC:
   Kredietbank and Landesbank Baden-Wurttmberg)                                               3,600,000  (a)           3,600,000

Johnson City Health and Educational Facilities
   Board, HR, VRDN (Merlots) 3.16% (Insured;
   AMBAC and LOC; First Union Bank)                                                          10,000,000  (a)          10,000,000

Metropolitan Government Nashville and Davidson
   County Health and Education Facilities Board, College
   and University Revenue, VRDN (Vanderbilt University)
   2.95% (LOC; Bayerische Landesbank)                                                         4,000,000  (a)           4,000,000

Montgomery County Public Building Authority
   Pooled Financing Revenue, VRDN (Tennessee County
   Loan Pool) 3% (LOC; Bank of America)                                                       6,975,000  (a)           6,975,000

Sevier County Public Building Authority
   Local Government Public Improvement, Revenues, VRDN:

      3% (Insured; AMBAC and LOC; Kredietbank)                                                6,000,000  (a)           6,000,000

      3% (Insured; AMBAC and LOC; Landesbank Hessen)                                         10,000,000  (a)          10,000,000

The Health, Educational and Housing Facility
   Board of the County of Shelby, HR, CP
   (Baptist Memorial Hospital):

      2.95%, 10/26/2001 (LOC; Bank of America)                                                9,000,000               9,000,000

      3.15%, 10/29/2001 (LOC; Bank of America)                                                8,000,000               8,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS--10.4%

Brazos River Authority, PCR, Refunding, VRDN

   (Texas Utility Electric Co.) 3.10%
   (LOC; The Bank of New York)                                                               10,000,000  (a)          10,000,000

Fort Worth, Water and Sewer Revenue, Refunding

   5%, 2/15/2002                                                                              3,515,000                3,557,415

Hockley County Industrial Development Corporation, PCR

   (Amoco Project-Standard Oil Co.) 3.30%, 9/1/2001                                           8,450,000                8,452,070

North Texas Higher Education Authority Inc.
   Student Loan Revenue, VRDN 3.05% (LOC: Bank of
   America and Dexia Credit Local de France)                                                 17,000,000  (a)          17,000,000

Panhandle-Plains Higher Education Authority Inc.
   Student Loan Revenue, VRDN 2.95%
   (LOC; Student Loan Marketing Association)                                                 13,000,000  (a)          13,000,000

Port of Port Arthur Navigation District
   Environmental Facilities Revenue, Refunding

   (Motiva Enterprises Project):

      CP 3.50%, 6/28/2001                                                                    10,000,000               10,000,000

      VRDN 3.25%                                                                              5,000,000  (a)           5,000,000

City of San Antonio, Water Revenue, VRDN (Merlots)

   3.11% (LOC; First Union Bank)                                                              6,000,000  (a)           6,000,000

State of Texas, TRAN 5.25%, 8/31/2001                                                         5,000,000                5,011,655

State of Texas Public Finance Authority, Revenue, CP

   3%, 6/11/2001                                                                              8,000,000                8,000,000

Texas Municipal Power Agency, Revenue, CP

   3.10%, 6/11/2001 (LOC: Bayerische Landesbank
   and Morgan Guaranty Trust Co.)                                                            10,000,000               10,000,000

UTAH--.5%

Intermountain Power Agency, Power Supply Revenue

   3.10%, 9/17/2001 (Insured; AMBAC and LOC;
   Landesbank Hessen)                                                                         5,000,000                5,000,000

VERMONT--.5%

Vermont Industrial Development Authority, IDR, VRDN

   (Ryegate Project) 3.05% (LOC; ABN-AMRO)                                                    4,300,000  (a)           4,300,000

VIRGINIA--2.4%

Henrico County Economic Development Authority

  Exempt Facilities Revenue, Refunding, VRDN

   (White Oak Limited Project) 3.05% (LOC; Citibank)                                         18,000,000  (a)          18,000,000

Richmond Industrial Development Authority,
   Industrial Revenue, VRDN (Cogentrix of Richmond
   Project) 3.30% (LOC; BNP Paribas)                                                          4,000,000  (a)           4,000,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                             Amount ($)            Value ($)
---------------------------------------------------------------------------------------------------------------------------------

WASHINGTON--.7%

Washington Housing Finance Commission, MFHR, VRDN

   (Holly Village Senior Living) 3% (LOC; FNMA)                                               6,600,000  (a)           6,600,000

WEST VIRGINIA--1.0%

West Virginia Hospital Finance Authority, Revenues, VRDN

  WVHA Pooled Financing Program

  3.07% (LOC: Bank of America, Bank of Nova Scotia

   and BNP Paribas)                                                                           9,300,000  (a)           9,300,000

WISCONSIN--1.1%

Wisconsin Health and Educational Facilities
   Authority, Revenues, VRDN:
      (Oakwood Village) 3.02% (LOC; Marshall and Ilsley Corp.)                                6,000,000  (a)           6,000,000

      (Riverview Hospital Association) 3.15%
         (LOC; Firstar Bank of Milwaukee)                                                     4,250,000  (a)           4,250,000

WYOMING--1.6%

Campbell County, IDR

  (Two Elk Power Generation Project) 3.05%, 12/3/2001

   (LOC; Bayerusche Landesbank)                                                               6,800,000                6,800,000

Wyoming Community Development Authority
   Housing Revenue 4.45%, 12/1/2001                                                           8,000,000                8,005,909
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $913,039,895)                                                             99.2%              913,038,824

CASH AND RECEIVABLES (NET)                                                                          .8%                7,678,907

NET ASSETS                                                                                       100.0%              920,717,731

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

BAN                       Bond Anticipation Notes

BPA                       Bond Purchase Agreement

COP                       Certificate of Participation

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance
                             Company

FHLM                      Federal Home Loan Mortgage

FNMA                      Federal National Mortgage
                             Association

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LOR                       Limited Obligation Revenue

LR                        Lease  Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RAN                       Revenue Anticipation Notes

RRR                       Resources Recovery Revenue

SFHR                      Single Family Housing Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

TAN                       Tax Anticipation Notes

TRAN                      Tax Revenue Anticipation Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 92.4

AAA/AA (b)                       AAA/AA (b)                      AAA/AA( b)                                        4.5

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     3.1

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE -- SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.





STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001

                                                         Cost           Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           913,039,895   913,038,824

Cash                                                                 11,489,678

Interest receivable                                                   5,547,850

Prepaid expenses and other assets                                        32,928

                                                                    930,109,280
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           478,273

Payable for investment securities purchased                           8,822,868

Accrued expenses and other liabilities                                   90,408

                                                                      9,391,549
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      920,717,731
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     920,931,343

Accumulated net realized gain (loss) on investments                   (212,541)

Accumulated gross unrealized (depreciation) on investments              (1,071)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      920,717,731
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(5 billion shares of $.001 par value Common Stock authorized)       922,707,521

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     35,335,574

EXPENSES:

Management fee--Note 2(a)                                            4,433,675

Shareholder servicing costs--Note 2(b)                                 600,669

Custodian fees                                                          74,687

Directors' fees and expenses--Note 2(c)                                 62,471

Professional fees                                                       43,573

Registration fees                                                       27,851

Prospectus and shareholders' reports                                    17,982

Miscellaneous                                                           11,527

TOTAL EXPENSES                                                       5,272,435

INVESTMENT INCOME--NET                                              30,063,139
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 60,662

Net unrealized appreciation (depreciation) on investments              (9,090)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  51,572

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                30,114,711

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  Year Ended May 31,
                                                                                      -----------------------------------------
                                                                                      2001                              2000
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                             30,063,139                         26,336,678

Net realized gain (loss) from investments                                              60,662                                430

Net unrealized appreciation
   (depreciation) of investments                                                       (9,090)                             8,019

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                        30,114,711                        26,345,127
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                             (30,063,139)                      (26,336,678)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                                                     1,783,869,941                    3,096,013,249

Dividends reinvested                                                                 16,453,368                       15,349,550

Cost of shares redeemed                                                          (1,709,511,249)                  (3,182,644,847)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                                                  90,812,060                      (71,282,048)

TOTAL INCREASE (DECREASE) IN NET ASSETS                                             90,863,632                      (71,273,599)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                                829,854,099                      901,127,698

END OF PERIOD                                                                      920,717,731                      829,854,099

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                Year Ended May 31,
                                    --------------------------------------------
                                                                2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            1.00         1.00         1.00         1.00         1.00

Investment Operations:

Investment income--net                                          .034         .030         .027         .031         .029

Distributions:

Dividends from investment income--net                         (.034)        (.030)       (.027)       (.031)        (.029)

Net asset value, end of period                                  1.00         1.00         1.00         1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                3.46         3.05         2.78         3.13          2.98
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .59         .62           .63           .66           .65

Ratio of net investment income
   to average net assets                                        3.39        3.00          2.73          3.08          2.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        920,718     829,854       901,128       903,717      1,024,649

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represent amortized cost. Under the terms of the custody agreement, the fund received net
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

earnings credits of $47,417 during the period ended May 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $190,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2001. If not applied, $28,000 of the carryover expires in fiscal 2003, $7,000 expires in fiscal 2004, $2,000 expires in fiscal 2005, $21,000 expires in fiscal 2006, $130,000 expires in fiscal 2007 and $2,000 expires in fiscal 2008.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2001, the fund was charged $345,875 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2001, the fund was charged $188,223 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Municipal Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Money Market Fund, Inc., including the statement of investments, as of May 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Money Market Fund, Inc. at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity` with accounting principles generally accepted in the United States.


New York, New York
July 9, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 2001 as " exempt-interest dividends" (not generally subject to regular Federal income tax).

                                                             The Fund

NOTES



                      For More Information

                        Dreyfus
                        Municipal Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  910AR0501